TENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         TENTH AMENDMENT and WAIVER dated as of February 26, 1997, (the "Tenth Amendment and Waiver"), to the Credit Agreement dated as of April 5, 1994, by and between STERLING VISION, INC. a New York corporation (the "Company") and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Bank"), (as amended prior to the date hereof, the "Credit Agreement").

                                    RECITALS

       The Company has requested and the Bank has agreed, subject to the terms and conditions of this Tenth Amendment and Waiver, to amend and waive certain provisions of the Credit Agreement as herein set forth.

       Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

       I. Amendments to Credit Agreement.

         1. The Credit Agreement is hereby amended to add a new Schedule XII in the form attached hereto as Schedule XII.

         2. The Credit Agreement is hereby amended to (x) delete clause (h) and clause (i) of Section 7.03, and (y) to delete clause (xii), clause (xiii), and clause (xiv) of Section 7.06.

         3. Section 1.01 is hereby amended to add the following defined terms:

         "Debentures" shall mean, collectively, the Company's Debentures to be dated on or about February 26, 1997, in the aggregate principal amount of $8,000,000 which Debentures together with the Warrants and Bonus Warrants, referred to therein, are to be issued pursuant to the Subscription Agreements.

         "Subscription Agreements" shall mean, collectively, the Convertible Debentures and Warrants Subscription Agreements between an investor and the Company to be dated or about February 26, 1997.

         4. Section 1.02 is hereby amended to add the following sentence at the end thereof:

         Notwithstanding the foregoing, the principal amount outstanding under the Debenture from time to time shall be reflected as Indebtedness, not equity, of the Company regardless of whether or not generally accepted accounting principles would permit treatment of such Indebtedness as equity.

         5. The definition of "Revolving Credit Commitment Termination

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Date" in Section 1.01 is hereby amended and restated in its entirety to read as follows:

         "Revolving Credit Commitment Termination Date" shall mean May 30, 1997.

         6. Clause (a) of Section 2.01 is hereby amended to (i) delete the amount "$2,500,000" and substitute the amount of "$1,500,000" in place thereof and (ii) restate in its entirety the last sentence thereof as follows:

         Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, the Company will not be permitted to reborrow under the Revolving Credit Commitment, it being expressly acknowledged that each payment (whether mandatory, optional or otherwise) of a Revolving Credit Loan shall permanently reduce the Revolving Credit Commitment by an amount equal to the principal amount of such payment.

         7. Section III(c) of the Ninth Amendment and Waiver to the Credit Agreement dated November 29, 1996, between the Bank and the Company (the "Ninth Amendment and Waiver") is hereby amended to delete the date "February 26, 1997", therein and to insert the date "May 30, 1997" in place thereof.

         8. The Waivers granted pursuant to clause (a) and (c) of Paragraph II of the Ninth Amendment and Waiver are hereby revoked.

         9. Article 4 is hereby amended to add a new Section 4.20 which shall read in its entirety as follows:

         "SECTION 4.20. Debenture and Subscription Agreement. Attached hereto as
         Schedule XII is a true, correct and complete copy of the form of Debentures and the form of Subscription Agreements."

         10.Section 7.02 is hereby amended to add a new clause (i) which shall read in its entirety as follows:

         (i) Indebtedness evidenced by Debentures (each in the form attached hereto as Schedule XII and each issued pursuant to a Subscription Agreement in the form attached hereto as Schedule XII) in the aggregate original principal amount of $8,000,000, but not any refinancings, renewals, or extensions thereof.

         11. Section 7.15 is hereby amended and restated in its entirety to read as follows:

                  (a) SECTION 7.15. Consolidated Tangible Net Worth plus Subordinated Indebtedness. Permit Consolidated Tangible Net Worth of the Company and its Subsidiaries plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries at any time to be less than:

                  (i) $19,000,000 during the period commencing December 31, 1996 and ending December 30, 1997; and

                  (ii) for each fiscal year thereafter commencing


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

                  December 31, 1997 and ending December 30 of the immediately following fiscal year, the sum of (x) $500,000 plus the minimum required Consolidated Tangible Net Worth plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries for the prior fiscal year ending December 31, and
                  (y) the aggregate principal amount of the Debentures converted to shares of the Company's common stock pursuant to the terms of the Debentures during such fiscal year.

         12. Section 7.16 is hereby amended and restated in its entirety to read as follows:

                  (a) SECTION 7.16. Total Consolidated Unsubordinated Liabilities to Consolidated Tangible Net Worth. Permit the ratio of Consolidated Total Unsubordinated Liabilities of the Company and its Subsidiaries, including contingent liabilities, to Consolidated Tangible Net Worth plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries to be greater than, at any time, 1.55:1.0; provided, however, the 1.55 shall be reduced by an amount equal to 1 basis point for each $100,000 of principal of the Debentures converted to common stock of the Company pursuant to the Debentures (whether mandatory, optional or otherwise) and such reduction shall occur without further action on the date of each conversion.

         13.Article VII is hereby amended to add a new Section 7.28 and a new
Section 7.29 which shall read in their respective entirety as follows:

                  SECTION 7.28. Modification of Debenture and Subscription Agreement. Amend, waive or modify any provision of any Debenture or of any Subscription Agreement, without the prior written consent of the Bank.

                  SECTION 7.29. Prepayment of Debentures. Directly, or indirectly prepay, defease, purchase, redeem, or otherwise acquire any Indebtedness evidenced by the Debentures (including, without limitation, any payment to the holder of any Debenture in lieu of conversion to common stock of the Company, which shall include a prohibition of such payment to a holder of any Debenture in lieu of conversion to common stock pursuant to Section 2.1(d) of the Debenture) prior to the scheduled maturity date of the Debenture; provided the foregoing shall not be construed to prohibit the payment of interest pursuant to Section 4.1 of a Debenture or the payment of the amounts due pursuant to Section 4.2 of a Debenture.

       II. Waivers. The Bank hereby grants the following waivers with respect to the Credit Agreement:

         (a) Compliance with Section 7.15 is hereby waived for the period commencing December 31, 1996 through the date hereof provided that the Consolidated Tangible Net Worth of the Company and its Subsidiaries plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries at

all times during such period was at least $19,000,000.

         (b) Compliance with Section 7.16 is hereby waived for the period commencing December 31, 1996, through the date hereof, provided the ratio of Consolidated Total Unsubordinated Liabilities of the Company and its Subsidiaries, including contingent liabilities, to Consolidated Tangible Net Worth plus Consolidated Subordinated Indebtedness of the Company and its Subsidiaries was not greater than 1.45 at any time during such period.

         (c) Compliance with Section 7.18 is hereby waived for the period commencing December 31, 1996, through the date hereof.

         (d) Compliance with Section 7.19 is hereby waived with respect to the semi-annual fiscal period ended December 31, 1996, provided that the Consolidated net loss of the Company and its Subsidiaries for such semi-annual fiscal period was not in excess of $2,000,000.

         (e) The Event of Default arising from the failure to deliver prior to December 27, 1996, a commitment letter pursuant to paragraph III(a) of the Ninth Amendment and Waiver is hereby waived.

       III. Additional Agreements.

         In consideration of the amendments and waivers provided for herein, the Company agrees that:

         (a) The Bank shall not be required to release any Company Franchisee Notes, DKM Franchisee Notes, California Franchisee Notes or BOS Franchisee Notes pursuant to Section 6.13 of the Credit Agreement or any other Loan Document in accordance with the terms thereof until completion by the Bank of an audit of the Company's and the Corporate Guarantor's Franchisee Notes (which audit shall be completed on or prior to April 1, 1997) and to the Bank's satisfaction of the results of such audit.

         (b) Upon completion by the Company of the sale and issuance of the Debenture on the date hereof, the Company shall on the date hereof apply a portion of the proceeds thereof in an amount equal to $1,000,000 to payment of the Revolving Credit Loans then outstanding. Further, an additional $1,000,000 of the proceeds shall be used by the Company to repay on the date hereof fifty (50%) percent of the loans made by Robert Cohen, Alan Cohen and Edward Cohen (the "Shareholders") to the Company on November 29, 1996, which payment of $1,000,000 shall be made directly to the Bank in accordance with the Notice of Collateral Assignment dated November 29, 1996, executed by the Shareholders and the Company.

         (c) The Bank may debit the account of the Company at the Bank for the amount of $2,010,000 constituting the sum of payments due to the Bank pursuant to paragraphs III(b) and IV(i) hereof.


         The Company acknowledges that the foregoing additional agreements are a material inducement to the amendments and the waivers provided for herein.

       IV. Conditions Precedent. Neither the amendments set forth in paragraph I nor the waivers set forth in paragraph II shall be effective unless (i) the Bank shall have received from the Company on the date hereof a structuring fee of $10,000, (ii) the Company shall have completed the issuance of Debentures in the aggregate principal amount of $3,000,000 on the date hereof and the issuance of Debentures in the aggregate principal amount of $5,000,000 on or prior to March 3, 1997, and (iii) the Company shall have complied with its agreement set forth in paragraph III(b) above. In the event that any of the foregoing conditions are not satisfied when required to be satisfied, the amendments set forth in Section 1 and the waivers granted pursuant to Section 2 shall be null and void and of no force or effect.

       V. Miscellaneous.

         (a) This Tenth Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         (b) All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

         (c) This Tenth Amendment and Waiver shall constitute a Loan Document.

         (d) Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof. As amended hereby, the Credit Agreement is ratified and confirmed in all respects. The amendments and waivers herein are limited specifically to the matters set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or of any Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

         (e) The Company hereby represents and warrants that, after giving effect to this Tenth Amendment and Waiver, no Event of Default or event upon which notice, lapse of time or both would constitute an Event of Default, exists under the Credit Agreement or any other Loan Document.

         (f) This Tenth Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Tenth Amendment and Waiver.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Tenth Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

                                            STERLING VISION, INC.


                                            By: /s/ Robert Greenberg
                                               ---------------------------------
                                            Name:  Robert Greenberg
                                            Title: President

                                            THE CHASE MANHATTAN BANK

                                            By: /s/ William G. Flister
                                               ---------------------------------
                                            Name:  William G. Flister
                                            Title: Senior Vice President

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

       The undersigned, not parties to the Agreement but as Corporate Guarantors under Corporate Guaranties executed in favor of the Bank, hereby accept and agree to the terms of the foregoing Tenth Amendment and Waiver and further acknowledge that their respective Corporate Guaranties are in full force and effect and are ratified and confirmed.

                     STERLING ADVERTISING, INC.
                     STERLING VISION OF MAIN PLACE, INC.
                     STERLING VISION OF HEMPSTEAD, INC.
                     STERLING VISION OF NORTHWAY MALL, INC.
                     STERLING VISION OF REGO PARK, INC.
                     STERLING VISION OF BATAVIA, INC.
                     STERLING VISION OF NORTH SHORE MART, INC.
                     STERLING VISION OF BAY STREET, INC.
                     STERLING VISION OF BRAMALEA, INC.
                     STERLING VISION OF HAMILTON, INC.
                     STERLING VISION OF LIME RIDGE, INC.
                     STERLING VISION OF KINGSTON, INC.
                     STERLING VISION OF BLUE HEN MALL, INC.
                     STERLING VISION OF LANDOVER, INC.
                     STERLING VISION OF MONDAWMIN, INC.
                     STERLING VISION OF PADDOCK MALL, INC.
                     STERLING VISION OF METRO NORTH, INC.
                     STERLING VISION OF FRANKLIN MALL, INC.
                     STERLING VISION OF TINLEY PARK, INC.
                     STERLING VISION OF EAU CLAIRE, INC.
                     STERLING VISION OF SENECA, INC.
                     STERLING ROSLYN CORP.
                     STERLING VISION OF WALDEN, INC.
                     STERLING VISION OF INDEPENDENCE, INC.
                     STERLING VISION OF ROTTERDAM, INC.
                     STERLING VISION OF NEWBURGH, INC.
                     STERLING VISION OF BAY RIDGE, INC.
                     STERLING VISION OF WESTPORT, INC.
                     STERLING VISION, U.S.A., INC.
                     STERLING VISION OF CALIFORNIA, INC.
                     SITE FOR SORE EYES SACRAMENTO, INC.

                     SITE FOR SORE EYES ADVERTISING, INC.
                     STERLING VISION OF POTOMAC MILLS, INC.
                     SITE FOR SORE EYES YUBA CITY, INC.
                     STERLING VISION OF WHEATON PLAZA, INC.
                     STERLING VISION OF MID RIVERS, INC.
                     STERLING VISION OF EAST ROCKAWAY, INC.
                     STERLING VISION OF NEWPARK, INC.
                     STERLING VISION OF COLUMBUS MILLS, INC.
                     STERLING VISION OF ONTARIO MILLS, INC.
                     STERLING VISION OF NANUET, INC.
                     STERLING VISION OF DELAFIELD, INC.
                     STERLING VISION OF TOMS RIVER, INC.
                     STERLING VISION OF ISLANDIA, INC.
                     STERLING VISION OF HAWTHORNE CENTER, INC.
                     STERLING VISION OF LEVITTOWN, INC.
                     STERLING VISION OF CHARLESTOWN, INC.
                     STERLING VISION OF SYOSSET, INC.
                     STERLING VISION OF CAPITOLA, INC.

                     STERLING VISION OF FOX RUN, INC.
                     STERLING VISION OF METRO N.Y., INC.
                     STERLING VISION OF BRUNSWICK, INC.
                     STERLING VISION OF ROSLYN, INC.
                     INSIGHT LASER CENTERS, INC.
                     STERLING VISION OF EAST MADISON, INC.
                     STERLING VISION OF HAGERSTOWN, INC.
                     STERLING VISION BRYANT II CORP.
                     STERLING VISION OF WHITE FLINT, INC.
                     STERLING VISION OF CAMBRIDGE SQUARE, INC.
                     STERLING VISION OF CAPE GIRARDEAU, INC.
                     STERLING VISION OF EDISON, INC.
                     STERLING VISION OF NAPA, INC.
                     STERLING VISION OF LOS GATOS, INC.
                     STERLING VISION OF PRINCE GEORGES PLAZA, INC. STERLING VISION, INC.
                     STERLING VISION BOS, INC.
                     VISIONCARE OF CALIFORNIA
                     STERLING VISION OF TRACY, INC.
                     INSIGHT LASER CENTERS N.Y. I, INC.
                     INSIGHT LASER CENTERS NEW YORK II, LTD.
                     INSIGHT LASER CENTERS N.C. II, INC.
                     STERLING VISION DKM, INC.
                     STERLING VISION OF GREEN ACRES, INC.
                     STERLING VISION OF M.V., INC.
                     STERLING VISION OF SOUTHPARK, INC.
                     STERLING VISION OF NORTHPARK, INC.
                     STERLING VISION OF BREA, INC.
                     STERLING VISION OF BLASDELL, INC.
                     STERLING VISION OF SOUTHDALE, INC.
                     STERLING VISION OF WESTMINSTER, INC.
                     STERLING VISION OF FAIR OAKS, INC.

                     STERLING VISION OF NEWPORT BEACH, INC.
                     STERLING VISION OF FULTON ST., INC.
                     STERLING VISION DKM ADVERTISING, INC.
                     720 MARKET STREET REALTY CORPORATION
                     STERLING VISION OF SACRAMENTO, INC.
                     STERLING VISION OF FARGO, INC.
                     STERLING VISION OF 1900 BROADWAY, INC.
                     STERLING VISION OF ANAHEIM, INC.
                     STERLING VISION OF EASTLAND, INC.
                     STERLING VISION OF GASTONIA, INC.
                     STERLING VISION OF KIRKWOOD MALL, INC.
                     STERLING VISION OF BLUEFIELD, INC.
                     STERLING VISION OF GREEN BAY, INC.
                     STERLING VISION KENNEDY BLVD., INC.
                     STERLING VISION OF WEST BEND, INC.
                     STERLING VISION OF WEST MADISON, INC.
                     STERLING VISION DKM OF SHEBOYGAN, INC.
                     STERLING VISION OF KENOSHA, INC.
                     STERLING VISION OF HAMPTON, INC.
                     STERLING VISION OF FORESTVILLE, INC.

                     STERLING VISION OF FOND DU LAC, INC.
                     STERLING VISION OF FNR, INC.
                     STERLING VISION OF MINOT, INC.
                     STERLING VISION LABORATORIES, INC.
                     STERLING VISION OF BASHFORD MANOR, INC.

                     By /s/ Robert Greenberg
                       --------------------------------------
                       Name:  Robert Greenberg
                       Title: President